Exhibit 10.10

专利许可使用服务协议
Patent Licensing Service Agreement

授予人：袁力（下称“甲方”）

Grantor: Li Yuan (“Party A”)
使用人：江苏雪枫环保科技有限公司（下称“乙方”）
User: Jiangsu Xuefeng Environmental Protection Science and Technology Co.,Ltd. (“Party B”)

鉴于：甲方是“垃圾无害化综合处理设备”的专利权拥有者，并且同意将垃圾无害化综合处理设备专利技术的使用权许可乙方使用；

Whereas: Party A is the patent owner of the “comprehensive and harmless garbage processing equipment” and agrees to license Party B the right to use the patent technology;
乙方同意接受甲方关于该项专利技术的有偿许可使用行为；
Party B agrees to accept the paid licensing of the patent technology from Party A;
依照《中华人民共和国协议法》及其他相关法律法规规定，双方通过友好协商，同意就以下条款签订本协议。
In accordance with the ‘Contract Law of the People's Republic of China’ and other relevant laws and regulations, under mutual friendly consultation, both parties entered into the following agreement for the purpose of jointly observe.

第一条　定义

Ι. Definition
本协议所指“专利技术”是指“垃圾无害化综合处理设备”技术，该技术已于2010年7月7日获得中华人民共和国国家知识产权局核准，获得了专利权，专利号为：ZL 2009 2 0232893.7。
The “patent technology” in this agreement refers to the “comprehensive and harmless garbage processing equipment” technology, which had obtained the approval and patent right from the State Intellectual Property Office of the People’s Republic of China on July 7th 2010 with the patent number: ZL 2009 2 0232893.7.

第二条　协议内容

II. Content of Agreement
1、甲方将“垃圾无害化综合处理设备”的专利技术以每月8万元人民币的价格许可乙方使用；
1、Party A licenses the patent technology of “comprehensive and harmless garbage processing equipment” to Party B for a monthly payment of RMB80,000;
2、乙方有权行使中国法律赋予该专利技术除所有权之外的其他权利。
2、Party B is entitled to exercise all the rights of the patent technology empowered by the PRC laws except the ownership.

第三条 许可使用期限

III. Term of Licensing
1、经双方协商确定，甲方许可乙方使用协议标的专利技术期限为五年，自2012年9月1日至2017年8月31日止；
1、Under mutual negotiation, the patent technology licensing term of the subject matter from Party A to Party B is 5 years, from September 1st 2012 to August 31st 2017;
2、在上述许可使用期限届满后三年内，乙方拥有优先使用权。
2、Party B owns the priority of the patent technology within three years after expiry.

第四条 价款的支付

IV. Payment
甲乙双方协商一致，按照如下支付方式支付本协议价款：
Under mutual consensus, the payment of the agreement shall be paid as follow:

1、2012年12月31日前，乙方支付2012年9月1日至2013年12月31日期间内的专利技术许可使用费用，共计128万元人民币；
1、Party B shall pay the patent technology licensing fee of RMB1,280,000 before December 31, 2012 for the period from September 1, 2012 to December 31, 2013;
2、剩余期限内，乙方于每年12月31日前，一次性支付下一年的技术许可使用费用，每年共计96万元人民币。
2、During the remaining period, Party B shall pay the patent technology licensing fee for the next year one time before every December 31 for the annual amount of RMB960,000.

第五条 权利义务

V. Rights and Obligations
1、甲方有权向乙方提供协议标的专利技术的相关必要资料，包括专利的名称、内容、证书、专利编号和该项专利具体技术资料等；
1、Party A is obligated to provide the relevant necessary materials regarding the subject matter of the patent technology to Party B, including the name, content, certificate, number and detailed technical information of the patent;
2、协议标的专利技术许可乙方使用后，甲方应当对该技术使用过程中的技术问题给予必要指导；同时，甲方不得继续使用该项专利技术，并不得向任何第三方转让、赠与、许可使用该专利技术；
2、After the patent licensing, Party A shall provide necessary guidance for the technical problems during the use of the technology; Meanwhile, Party A shall no longer continue using the patent technology and shall never transfer, grant or license the patent technology to any third party;
3、乙方有权以任何合法方式使用或者许可他人使用本协议标的专利技术；
3、Party B has the right to use or allow other people to use the patent technology of the subject matter in any legal manner;
4、甲方不得向任何第三方泄露该专利技术的全部或部分内容，但法律、法规另有规定或双方另有约定的除外。
4、Unless otherwise indicated by the provisions of the laws and regulations or any other agreements between the two parties, Party A shall not reveal the content of the patent technology to any third party, wholly or partially.

第六条 违约责任

VI. Liability for Breach of Agreement
1、甲方违反协议约定，拒绝向乙方提供专利技术的必要资料，应当承担违约责任；对乙方因此而造成的损失，应当予以赔偿；
1、Should Party A breach the agreement by refusing to provide the necessary materials of the patent technology to Party B, Party A shall be responsible for the breach of the agreement and compensate for the losses of Party B accordingly;
2、甲方违反协议约定，继续使用该项专利技术，或向第三方转让、赠与、许可使用该专利技术，应当承担违约责任；对乙方因此而造成的损失，应当予以赔偿。
2、Should Party A violate the agreement by continuing the use of the patent technology, or by transferring, granting, or licensing any third party the use of the patent technology, Party A shall be responsible for the breach of the agreement and compensate for the losses of Party B accordingly.

第七条 纠纷解决

VII. Settlement of Dispute
甲方与乙方在履行本协议过程中产生纠纷的，本着长期合作的原则，由双方协商解决；协商不成的，任何一方均有权向乙方所在地人民法院提起诉讼。
Any disputes arising from the performance of the agreement between Party A and Party B shall be solved through mutual consultation under the principle of long term cooperation; if failed; either party shall have the right to bring a lawsuit to the local People’s court of Party B.

第八条 其他

VIII. Miscellaneous
1、双方未尽事宜，可另行签订书面协议，作为本协议的补充；
1、Both parties may supplement the agreement by entering into a written agreement for matters not mentioned here;
2、本协议自双方签字或盖章之日起生效，双方各执一份，具有同等的法律效力。
2、The agreement shall come into effect upon signing by both parties. The agreement is made in duplicate and each party holds one counterpart with the same legal effect.

甲方：	乙方：江苏雪枫环保科技有限公司
Party A: Li Yuan	Party B: Jiangsu Xuefeng Environmental Protection Science and Technology Co.,Ltd
授权代表：
Authorized representative: Li Yuan

日期：2012年8月5日
Date: August 5, 2012